UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2007

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300
Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 HCP, Inc. (“HCP”) announced on September 20, 2007 that Stephen R. Maulbetsch has resigned, effective as of the close of business on September 18, 2007, as HCP’s Executive Vice President—Strategic Development.  The press release announcing the resignation is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Press Release dated September 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: September 20, 2007	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Attached as an exhibit to this Current Report on Form 8-K is the document listed below:

Exhibit No.	Description

99.1	Press Release dated September 20, 2007.